D A T A A S O F S E P T E M B E R 3 0 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D 2017 THIRD QUARTER RESULTS

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

THIRD QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.28 in 3Q17, 7.7% increase from 2Q17 and 16.7% increase from 3Q16 Pre-Provision Net Revenue(1): $65.5 million, 4.1% increase from 2Q17 and 11.3% increase from 3Q16 Linked Quarter Loan and Core(2) Deposit Growth: 1.8% increase in average loans, and 5.2% increase in average core deposits Net Interest Income & Margin: Net interest income increased 3.7%, reflecting the impact of loan growth and one additional day in the current quarter. Net interest margin decreased 2 basis points, due to increases in lower-yielding other interest-earning assets as loan growth lagged deposit growth, and a 4 basis point increase in cost of funds Non-Interest Income(3) & Non-Interest Expense: 7.0% decrease in non-interest income and relatively flat non- interest expense Asset Quality: $1.6 million decrease in provision for credit losses Year-over-Year Loan and Core(2) Deposit Growth: 8.3% increase in average loans and 9.5% increase in average core deposits Net Interest Income & Margin: 12.4% increase in net interest income, reflecting the impact of loan growth and a 13 basis point increase in net interest margin Non-Interest Income(3) & Non-Interest Expense: 1.6% decrease in non-interest income and, excluding amortization of tax credits investments in 3Q17, 7.3% increase in non-interest expense Asset Quality: $0.9 million increase in provision for credit losses 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Consists of non-interest bearing demand deposits, interest-bearing demand deposits, and savings and money market accounts. (3) Excluding securities gains.

INCOME STATEMENT SUMMARY – QUARTERLY

FULTON FINANCIAL CORPORATION

	3Q17	Change from 2Q17	Change from 3Q16
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 146,809	$ 5,246	$ 16,244
Provision for Credit Losses	5,075	(1,625)	934
Non-Interest Income	47,377	(3,558)	(770)
Securities Gains	4,597	3,161	4,595
Non-Interest Expense	132,157	(538)	12,309
Income before Income Taxes	61,551	7,012	6,826
Income Taxes	12,646	3,574	(611)
Net Income	$ 48,905	$ 3,438	$ 7,437
Earnings Per Share (Diluted)	$ 0.28	$ 0.02	$ 0.04
ROA (1)	0.98%	0.04%	0.09%
ROE (2)	8.76%	0.40%	0.98%
ROE (tangible) (3)	11.52%	0.46%	1.14%
Efficiency ratio (3)	64.3%	(1.0%)	(0.9%)

- **Net Income of $48.9 million; a 7.6% increase from 2Q17 and a 17.9% increase from 3Q16. Earnings per share increased 7.7% from 2Q17 and 16.7% from 3Q16.**
- Net Interest Income
  - *From 2Q17*: Increase of 3.7%, reflecting the impact of loan growth and an additional day in the quarter, partially offset by a 2 basis point decrease in net interest margin (NIM)
  - *From 3Q16*: Increase of 12.4%, driven by loan growth and the impact of a 13 basis point increase in NIM, driven by three Federal Funds rate increases and long-term debt re-financings at lower rates
- Loan Loss Provision
  - $5.1 million provision in 3Q17; decrease compared to 2Q17 due to slower loan growth
- Non-Interest Income
  - *From 2Q17*: Decrease of 7.0% driven primarily by commercial loan interest rate swap fees, mortgage servicing income and Small Business Administration (SBA) loan sale gains. In 2Q17, Mortgage banking income was increased by reversal of mortgage servicing rights (MSR) valuation allowance of $1.3 million. Excluding this, non-interest income was down 4.5%
  - *From 3Q16*: Decrease of 1.6% driven primarily by commercial loan interest rate swap fees, partially offset by an increase in investment management and trust services income
- Non-Interest Expenses
  - *From 2Q17*: Decrease of 0.4% due to lower salaries and benefits, outside services and other real estate expenses, partially offset by increases in software and data processing expense and other expense categories
  - *From 3Q16:* Increase of 10.3% due to higher salaries expense, amortization of tax credit investments, FDIC insurance expense, state taxes, data processing and software expense and other outside services, slightly offset by a decrease in other real estate expenses. Excluding the tax credit amortization, non-interest expenses increased 7.3%
- Income Taxes
  - Higher effective tax rate compared to 2Q17 mainly due to higher pre-tax income and lower excess tax benefits on stock compensation

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets, annualized.
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.
(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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INCOME STATEMENT SUMMARY – YEAR TO DATE  Net Income of $137.8 million; 15.3% increase from 2016. Earnings per share increased 13.0% from the prior year.  Net Interest Income  9.6% increase, reflecting the impact of loan growth and an 8 basis point higher NIM  Loan Loss Provision $16.6 million provision in 2017, attributed to loan growth and stable credit metrics  Non-Interest Income  Increase of 5.5% driven primarily by mortgage banking income, commercial loan swap fees, investment management and trust fees and SBA loan sale gains  Non-Interest Expenses  Increase of 7.0%, driven by amortization of tax credit investments, higher salaries expense, state taxes and other outside services. Excluding tax credit amortization, non-interest expense increased 4.9%  Income Taxes  Lower effective tax rate primarily due to reclassification of amortization of tax credit investments from income taxes to non-interest expense 5 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. YTD September 2017 2016 Change Net Interest Income 425,951$ 388,535$ 37,416$ Provision for Credit Losses 16,575 8,182 8,393 Non-Interest Income 143,879 136,398 7,481 Securities Gains 7,139 1,025 6,114 Non-Interest Expense 387,127 361,898 25,229 Income before Income Taxes 173,267 155,878$ 17,389 Income Taxes 35,515 36,403 (888) Net Income 137,752$ 119,475$ 18,277$ Earnings Per Share (Diluted) 0.78$ 0.69$ 0.09$ ROA (1) 0.95% 0.87% 0.08% ROE (2) 8.45% 7.64% 0.81% ROE (tangible) (3) 11.18% 10.24% 0.94% Efficiency ratio (3) 64.6% 67.0% (2.4%) (dollars in thousands, except per-share data)

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $130.6 $132.2 $137.6 $141.6 $146.8 3.14% 3.15% 3.26% 3.29% 3.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 3Q16 4Q16 1Q17 2Q17 3Q17 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $3.0 $2.9 $2.9 $2.9 $3.1 $14.2 $14.5 $14.9 $15.1 $15.4 3.63% 3.62% 3.74% 3.78% 3.80% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 3Q16 4Q16 1Q17 2Q17 3Q17 Securities & Other Loans Earning Asset Yield (FTE) $14.7 $15.0 $14.9 $15.1 $15.9 $1.4 $1.3 $1.7 $1.7 $1.4 0.70% 0.70% 0.69% 0.72% 0.77% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 3Q16 4Q16 1Q17 2Q17 3Q17 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 6

ASSET QUALITY ($ IN MILLIONS) 7 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 119.59% 130.15% 131.26% 128.92% 128.05% 1.15% 1.17% 1.15% 1.14% 1.13% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $4.1 $(1.2) $3.5 $4.3 $5.3 0.11% -0.03% 0.09% 0.11% 0.14% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(2.0) $- $2.0 $4.0 $6.0 3Q16 4Q16 1Q17 2Q17 3Q17 NCOs NCOs/Average Loans (annualized) $4.1 $5.0 $4.8 $6.7 $5.1 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 3Q16 4Q16 1Q17 2Q17 3Q17 $138.1 $131.6 $131.5 $135.7 $136.5 0.96% 0.90% 0.88% 0.88% 0.88% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 3Q16 4Q16 1Q17 2Q17 3Q17 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $48.1 $51.2 $45.6 $50.9 $47.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 3Q16 4Q16 1Q17 2Q17 3Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.73% 1.94% 1.62% 1.44% 1.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 3Q16(2) 4Q16(2) 1Q17 2Q17(2) 3Q17 Gains on Sales Servicing Income Spread on Sales (1) $4.5 $7.0 $4.6 $6.1 $4.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 3Q16 4Q16 1Q17 2Q17 3Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $43.6 $44.2 $41.0 $44.8 $42.6 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.3 million Mortgage Servicing Rights (MSR) impairment charge in 3Q16 and $1.7 million and $1.3 million recoveries in 4Q16 and 2Q17, respectively. 8

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $119.8 $127.6 $122.3 $132.7 $132.2 65.2% 67.6% 64.2% 65.3% 64.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 3Q16 4Q16 1Q17 2Q17 3Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,490 3,560 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 3Q16 4Q16 1Q17 2Q17 3Q17 Total Salaries Employee Benefits Average Full-time Equivalent Employees $70.7 $73.3 $69.2 $74.5 $72.9 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $6 .0 $70.0 3Q16 4Q16 1Q17 2Q17 3Q17 Occp & Equip Data Processing & Software Outside Srvs Other $49.1 $54.4 $53.0 $58.2 $59.3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 9

PROFITABILITY & CAPITAL 10 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 7.78% 7.86% 8.22% 8.36% 8.76% 10.38% 10.47% 10.93% 11.06% 11.52% 0.00% 4.00% 8.00% 12.00% 3Q16 4Q16 1Q17 2Q17 3Q17 ROE ROE (tangible) 0.89% 0.89% 0.92% 0.94% 0.98% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 3Q16 4Q16 1Q17 2Q17 3Q17 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.6% 8.7% 8.7% 8.7% 0.0% 4. 8. 12.0 3Q16 4Q16 1Q17 2Q17 3Q17 $0.24 $0.24 $0.25 $0.26 $0.28 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 3Q16 4Q16 1Q17 2Q17 3Q17

2017 OUTLOOK The following outlook remains unchanged from prior quarter except in the case of Non-Interest Income and Net Interest Margin outlook: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): 4Q17 outlook lowered to mid-single digit growth rate (from mid- to high-single digit growth rate) reflecting the actual nine month 2017 experience • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders • Net Interest Margin: 4Q17 outlook lowered to an increase of 2 to 6 basis points (from 3 to 9 basis points) reflecting trends in deposit pricing, the interest- earning asset mix and the uncertainty of an additional rate increase or the timing of it 11

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Nine Months Ended		Three Months Ended				
	Sep 30 2016	Sep 30 2017	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017	Sep 30 2017
			(dollars in thousands)				
Efficiency ratio							
Non-interest expense - Numerator	$ 361,899	$ 387,127	$ 119,848	$ 127,621	$ 122,275	$ 132,695	$ 132,157
Less: Amortization of tax credit investments	-	(7,652)	-	-	(998)	(3,151)	(3,503)
Numerator	$ 361,899	$ 379,475	$ 119,848	$ 127,621	$ 121,277	$ 129,544	$ 128,654
Net interest income (fully taxable-equivalent)	$ 403,700	$ 443,313	$ 135,784	$ 137,571	$ 143,243	$ 147,349	$ 152,721
Plus: Total Non-interest income	137,423	151,018	48,149	52,755	46,673	52,371	51,974
Less: Investment securities gains	(1,025)	(7,139)	(2)	(1,525)	(1,106)	(1,436)	(4,597)
Denominator	$ 540,098	$ 587,192	$ 183,931	$ 188,801	$ 188,810	$ 198,284	$ 200,098
Efficiency ratio (1)	67.0%	64.6%	65.2%	67.6%	64.2%	65.3%	64.3%

	Nine Months Ended		Three Months Ended				
	Sep 30 2016	Sep 30 2017	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017	Sep 30 2017
			(dollars in thousands)				
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income - Numerator	$ 119,475	$ 137,752	$ 41,468	$ 42,150	$ 43,380	$ 45,467	$ 48,905
Average shareholders' equity	$ 2,089,882	$ 2,179,316	$ 2,120,596	$ 2,132,655	$ 2,140,547	$ 2,181,189	$ 2,215,389
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,558,326	$ 1,647,760	$ 1,589,040	$ 1,601,099	$ 1,608,991	$ 1,649,633	$ 1,683,833
Return on average shareholders' equity (tangible), annualized	10.24%	11.18%	10.38%	10.47%	10.93%	11.06%	11.52%

(1) Amortization expense for tax credit investments that are considered to be affordable housing projects under applicable accounting guidance is included in income taxes. Amortization expense for other tax credit investments that are not considered to be affordable housing projects is included in non-interest expense. If amortization expense for all tax credit investments were recorded in income taxes, the effective tax rate for the quarter ended September 30, 2017 would have been 26.2% vs 20.5%.

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NON-GAAP RECONCILIATION (CON’T) 13 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2016 2016 2017 2017 2017 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,129,436$ 2,121,115$ 2,154,683$ 2,191,770$ 2,225,786$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,597,880$ 1,589,559$ 1,623,127$ 1,660,214$ 1,694,230$ Total assets 18,701,062$ 18,944,247$ 19,178,576$ 19,647,435$ 20,062,860$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 18,169,506$ 18,412,691$ 18,647,020$ 19,115,879$ 19,531,304$ Tangible Common Equity to Tangible Assets 8.8% 8.6% 8.7% 8.7% 8.7% Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2016 2016 2017 2017 2017 Pre-Provision Net Revenue Net interest income 130,565$ 132,237$ 137,579$ 141,563$ 146,809$ Non-interest income 48,149 52,755 46,673 52,371 51,974 Less: Investment securities gains (2) (1,525) (1,106) (1,436) (4,597) Total Revenue 178,712 183,467 183,146 192,498 194,186 Total Non-interest expense 119,848$ 127,621$ 122,275$ 132,695$ 132,157$ Less: Amortization of tax credit investments - - (998) (3,151) (3,503) 119,848 127,621 121,277 129,544 128,654 Pre-Provision Net Revenue 58,864$ 55,846$ 61,869$ 62,954$ 65,532$ Three Months Ended (dollars in thousands) (in thousands)

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